Exhibit 10.1

AMENDMENT NO. 14 TO CREDIT AGREEMENT

AND

AMENDMENT NO. 6 TO PLEDGE AND SECURITY AGREEMENT

This AMENDMENT NO. 14 TO CREDIT AGREEMENT AND AMENDMENT NO. 6 TO PLEDGE AND SECURITY AGREEMENT, dated as of August 26, 2010 (this “Amendment”), among JARDEN CORPORATION, a Delaware corporation (the “Borrower”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as Administrative Agent (as defined below), as the Swing Line Lender and the Foreign Currency Fronting Lender under the Credit Agreement referred to below (collectively, in such capacities, the “Existing Agent”) and each Lender party hereto, amends certain provisions of (i) the CREDIT AGREEMENT, dated as of January 24, 2005 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders and the L/C Issuers party thereto from time to time, DBNY, as administrative agent for the Lenders and the L/C Issuers (in such capacity, and as agent for the Secured Parties under the Collateral Documents, together with its successors in such capacity, the “Administrative Agent”), CITICORP USA, INC. (“CUSA”), as syndication agent for the Lenders and the L/C Issuers (in such capacity, together with its successors in such capacity, the “Syndication Agent”), and BANK OF AMERICA, N.A., PNC BANK, NATIONAL ASSOCIATION (as successor to NATIONAL CITY BANK OF INDIANA) (“PNC Bank”), and SUNTRUST BANK, as co-documentation agents for the Lenders and L/C Issuers, and (ii) the PLEDGE AND SECURITY AGREEMENT, dated as of January 24, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Pledge and Security Agreement”), among the Borrower, as a Grantor (as defined therein), each other Grantor from time to time party thereto, and the Administrative Agent. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement.

WITNESSETH:

WHEREAS, DBNY desires to resign from its capacities as the Administrative Agent, L/C Issuer, the Swing Line Lender and the Foreign Currency Fronting Lender under the Loan Documents, and Barclays Bank PLC (“Barclays”) desires to be appointed as the successor Administrative Agent (in such capacity, the “Successor Administrative Agent”), the successor Swing Line Lender (in such capacity, the “Successor Swing Line Lender”) and the successor Foreign Currency Fronting Lender (in such capacity, the “Successor Foreign Currency Fronting Lender”) under the Loan Documents, each effective as of the Effective Date (as defined below), pursuant to a resignation and assignment agreement, dated the date hereof (the “DBNY Resignation and Assignment Agreement”), among the Borrower, the other Loan Parties, the Existing Agent and Barclays, as the Successor Administrative Agent, the Successor Swing Line Lender and the Successor Foreign Currency Fronting Lender (collectively, in such capacities, the “Successor Agent”);

WHEREAS, the Administrative Agent and the Successor Administrative Agent request that the Required Lenders consent to such resignation by DBNY and appointment of Barclays and waive the provisions of Section 9.09(a) (Successor Agents) of the Credit Agreement requiring 30 days’ notice of the Administrative Agent’s resignation;

WHEREAS, DBNY requests that the Borrower and the Agents consent to its resignation as the Foreign Currency Fronting Lender and waive the provision of Section 2.17 (Resignation or Removal of the Foreign Currency Fronting Lender) of the Credit Agreement requiring 30 days’ notice of such resignation;

WHEREAS, CUSA desires to resign from its capacity as the Syndication Agent under the Credit Agreement and as a L/C Issuer, and DBNY desires to be appointed as the successor Syndication Agent (in such capacity, the “Successor Syndication Agent”) under the Credit Agreement, effective as of the Effective Date;

WHEREAS, the Syndication Agent and the Successor Syndication Agent request that the Required Lenders consent to such resignation by CUSA and appointment of DBNY and waive the provisions of Section 9.09(b) (Successor Agents) of the Credit Agreement requiring 30 days’ notice of the Syndication Agent’s resignation;

WHEREAS, the Borrower and the Lenders executing the Fourteenth Amendment desire to amend, to grant consents and waivers to and to enter into agreements with respect to, certain provisions of the Credit Agreement as more fully described herein;

WHEREAS, the Borrower and the other Grantors party thereto and the Lenders executing the Fourteenth Amendment additionally desire to make certain amendments to the Pledge and Security Agreement as more fully described herein; and

WHEREAS, the Borrower, each Guarantor party to the Guarantor Consent (as defined below), the Lenders and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to amend or otherwise modify the Credit Agreement and the Pledge and Security Agreement, and to grant consents and waivers to, and enter into agreements with respect to, certain provisions of the Credit Agreement, in each case as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Consents and Waivers.

(a) Waiver. Effective as of the Effective Date and subject to the satisfaction of the conditions set forth in Section 6 (Conditions to Effectiveness) hereof, the Required Lenders hereby waive the requirement under Section 9.09(a) (Successor Agents) of the Credit Agreement that the Lenders shall have received at least 30 days’ prior notice of the resignation of DBNY as the Administrative Agent and as a L/C Issuer.

(b) Consent Regarding Administrative Agent. Effective as of the Effective Date and subject to the satisfaction of the conditions set forth in Section 6 (Conditions to Effectiveness) hereof, the Required Lenders and the Borrower, in accordance with Section 9.09(a) (Successor Agents) of the Credit Agreement, hereby (i) consent to the appointment of Barclays as the Successor Administrative Agent (including, in its capacity as Enforcement Agent under, and as defined in, the Local Credit Facility Intercreditor Agreement) and the Successor Swing Line Lender and (ii) consent to all of the terms of, and authorize the Existing Agent and the Successor Agent to enter into, the DBNY Resignation and Assignment Agreement.

(c) Foreign Currency Fronting Lender. Effective as of the Effective Date and subject to the satisfaction of the conditions set forth in Section 6 (Conditions to Effectiveness) hereof, the Borrower and the Agents hereby (i) waive the requirement that the Borrower and the Agents shall have received at least 30 days’ prior written notice of the resignation of the Foreign Currency Fronting Lender, and (ii) consent to the resignation of DBNY as the Foreign Currency Fronting Lender and the appointment of Barclays as the Successor Foreign Currency Fronting Lender.

(d) L/C Issuer.

(i) By executing this Amendment, each of DBNY and CUSA hereby resigns as a L/C Issuer.

(ii) Effective as of the Effective Date and subject to the satisfaction of the conditions set forth in Section 6 (Conditions to Effectiveness) hereof, the Required Lenders and the Borrower, in accordance with Section 9.09(a) (Successor Agents) of the Credit Agreement, hereby agree that DBNY, as a resigning L/C Issuer, shall remain a party to the Credit Agreement and shall continue to have all the rights and obligations of an “L/C Issuer” under the Credit Agreement and the other Loan Documents with respect to each Letter of Credit issued by such L/C Issuer and outstanding at such time of resignation, if any (including, without limitation, the right to receive fronting fees pursuant to Section 2.04(j) (Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer)) until such time as no such Letter of Credit(s) issued by such L/C Issuer remain outstanding, but shall not be required to issue new (or renew or extend existing) Letters of Credit.

(iii) By executing this Amendment, each of PNC Bank and Sovereign Bank hereby agree to serve as a L/C Issuer under and pursuant to the terms of the Credit Agreement and to be bound by all of the terms of the Credit Agreement applicable to L/C Issuers. Effective as of the Effective Date and subject to the satisfaction of the conditions set forth in Section 6 (Conditions to Effectiveness) hereof, the Borrower and the Administrative Agent, in accordance with the definition of “L/C Issuer” in Section 1.01 (Definitions) of the Credit Agreement, hereby approve each of PNC Bank and Sovereign Bank as a L/C Issuer and acknowledge and agree that each of PNC Bank and Sovereign Bank shall be entitled to all of the rights of a L/C Issuer under the terms of the Credit Agreement.

(e) Syndication Agent. By executing this Amendment, CUSA hereby resigns as Syndication Agent. Effective as of the Effective Date and subject to the satisfaction of the conditions set forth in Section 6 (Conditions to Effectiveness) hereof, the Required Lenders and the Borrower hereby (i) waive the requirement under Section 9.09(b) (Successor Agents) of the Credit Agreement that the Lenders shall have received at least 30 days’ prior notice of the resignation of CUSA as the Syndication Agent, and (ii) hereby consent to the resignation of CUSA as Syndication Agent and the appointment of DBNY as the Successor Syndication Agent.

Section 2. Release of Claims. Except solely for the obligations of DBNY expressly set forth in this Amendment or the DBNY Resignation and Assignment Agreement, each of the Borrower and the other Loan Parties hereby unconditionally and irrevocably release, waive, acquit and discharge all liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the “Claims”) which any of them may have or claim to have against DBNY (solely in its capacity as Administrative Agent, Swing Line Lender and Foreign Currency Fronting Lender (but not as a Lender)), its parents, subsidiaries, affiliates and shareholders and each of their respective agents, employees, officers, directors, representatives, attorneys, successors and assigns (in each case in its capacity as Administrative Agent, Swing Line Lender or Foreign Currency Fronting Lender (but not as a Lender), collectively, the “DB Released Parties”) by reason of any matter, cause or thing whatsoever occurring from the beginning of the world to the date hereof, in any manner related to Claims arising out of or in connection with the Loan Documents, any obligations thereunder or any other agreement or transaction contemplated thereby or any action taken in connection therewith and all foreign exchange forward and commodities hedging contracts entered into between Borrower and DBNY and assignees, if any, or any other agreement or transaction contemplated thereby or any action taken in connection therewith. Each of the Borrower and the other Loan Parties further agree forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any DB Released Parties with respect to any and all of the foregoing described or released, waived, acquitted and discharged Claims or from exercising any right of recoupment or setoff that it may have under a master netting agreement or otherwise against any DB Released Party with respect to Obligations under the Loan Documents. Each of the DB Released Parties shall be a third party beneficiary of this Agreement.

Section 3. Certain Amendments to the Credit Agreement. As of the Effective Date, and subject to the satisfaction of the conditions set forth in Section 6 (Conditions to Effectiveness) hereof:

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions in such Section 1.01 in the appropriate place to preserve the alphabetical order of the definitions in such Section 1.01:

“2010 Extended Revolving Credit Sub-Commitment” means, as to each Revolving Lender, its obligation to (a) make Revolving Loans to the Borrower pursuant to Section 2.02(a) (Revolving Loans; Foreign Currency Loans), (b) purchase participations in L/C Obligations, (c) purchase participations in Swing Line Loans and (d) purchase participations in Foreign Currency Loans, in each case through the Second Extended Revolving Credit Maturity Date, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such 2010 Extended Revolving Lender’s name on Schedule I-B (Revolving Credit Commitments) under the heading “2010 Extended Revolving Credit Sub-Commitment”, as such amount may be reduced or adjusted from time to time in accordance with this Agreement. The 2010 Extended Revolving Credit Sub-Commitment of each Revolving Lender is a sub-limit of the Revolving Credit Commitment of the respective Revolving Lender and not an additional commitment and, in no event, may exceed at any time, when added to the 2010 Non-Extended Revolving Credit Sub-Commitment of such Revolving Lender at such time, the Revolving Credit Commitment of such Revolving Lender at such time.

“2010 Extended Revolving Credit Sub-Commitment Agreement” means an agreement substantially in the form of
Exhibit M (Form of 2010 Extended Revolving Credit Sub-Commitment Agreement).

“2010 Extended Revolving Credit Sub-Commitment Effective Date” means the date of effectiveness of the 2010 Extended Revolving Credit Sub-Commitment Agreement.

“2010 Extending Revolving Lender” means, at any time, each Revolving Lender with a 2010 Extended Revolving Credit Sub-Commitment at such time or, following the termination of the 2010 Extended Revolving Credit Sub-Commitments, that has Revolving Credit Outstandings or participations in outstanding Foreign Currency Loans, Letters of Credit or Swing Line Loans made pursuant to a 2010 Extended Revolving Credit Sub-Commitment.

“2010 Extending Term Lender” means any Term Loan Lender that has submitted an executed Term Loan 2010 Extension Election with respect to all or a portion of its Term Loan B1, Term Loan B2 and/or Term Loan B3 (as applicable) in accordance with the instructions provided on the signature page to the Fourteenth Amendment prior to the deadline specified in the Fourteenth Amendment.

“2010 Non-Extended Revolving Credit Sub-Commitment” means, as to any Revolving Lender at any time, the excess (if any) of (x) such Revolving Lender’s Revolving Credit Commitment at such time over (y) such Revolving Lender’s 2010 Extended Revolving Credit Commitment at such time. The 2010 Non-Extended Revolving Credit Sub-Commitment of each Revolving Lender is a sub-limit of the Revolving Credit Commitment of the respective Revolving Lender and not an additional commitment and, in no event, may exceed at any time, when added to the 2010 Extended Revolving Credit Sub-Commitment of such Revolving Lender at such time, the Revolving Credit Commitment of such Revolving Lender at such time.

“B1 2010 Converted Term Loan” has the meaning assigned to such term in Section 2.01(d)(Term Loan; Facilities Increase).

“B2 2010 Converted Term Loan” has the meaning assigned to such term in Section 2.01(d)(Term Loan; Facilities Increase).

“B3 2010 Converted Term Loan” has the meaning assigned to such term in Section 2.01(d)(Term Loan; Facilities Increase).

“Barclays” means Barclays Bank PLC.

“DBNY Resignation and Assignment Agreement” means that certain DBNY Resignation and Assignment Agreement, dated as of August 26, 2010, among the Borrower, the other Loan Parties, DBNY, as Existing Agent, Existing Swing Line Lender and Existing Foreign Currency Fronting Lender (each as defined therein), and Barclays, as Successor Agent, Successor Swing Line Lender and Successor Foreign Currency Fronting Lender (each as defined therein).

“Fourteenth Amendment” means that certain Amendment No. 14 to Credit Agreement and Amendment No. 6 to Pledge and Security Agreement, dated as of August 26, 2010, among the Borrower, the Agents and each Lender party thereto.

“Fourteenth Amendment Effective Date” means the date on which the Fourteenth Amendment shall have become effective in accordance with its terms.

“Operating Lease” means any operating lease that is required to be treated as a capital lease in accordance with GAAP as a result of any changes in accounting principles after the Fourteenth Amendment Effective Date that is required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board or, if applicable, the Securities and Exchange Commission.

“Permitted Restructured Foreign Subsidiary” means any Foreign Subsidiary that, at the time of the proposed transaction under Section 7.04 (Fundamental Changes), (i) has total assets (including Equity Securities of other Subsidiaries), when aggregated with the assets of all other Foreign Subsidiaries, excluding the assets of any Foreign Subsidiaries (including Equity Securities of other Subsidiaries) set forth on Schedule 7.04(a) or Schedule 7.04(b) that have previously been or substantially simultaneously are the subject of a liquidation, wind up, dissolution, deregistration or similar action or restructuring solely permitted pursuant to any proviso of Section 7.04 (Fundamental Changes) of less than 5% of the total assets of the Borrower and its consolidated Subsidiaries (calculated as of the most recent fiscal period with respect to which the Administrative Agent shall have received financial statements required to be delivered pursuant to Sections 6.01(a) or (b) (Financial Statements)), provided that in connection with such calculation in respect of any previously liquidated, wound up, dissolved or deregistered Foreign Subsidiary, Foreign Subsidiary subject to similar action, or restructured Foreign Subsidiary (an “Historical Foreign Subsidiary”), such calculation (including with respect to Equity Securities of its Subsidiaries) shall be calculated based on the assets or revenues, as applicable, of such Foreign Subsidiary at the time that such Foreign Subsidiary became an Historical Foreign Subsidiary, and (ii) has revenues, when aggregated with the revenues of all other Foreign Subsidiaries, excluding the revenues of any Foreign Subsidiaries (including the revenues of the Subsidiaries of such Foreign Subsidiaries) set forth on Schedule 7.04(a) or Schedule 7.04(b) that have previously been or substantially simultaneously are the subject of a liquidation, wind up, dissolution, deregistration or similar action or restructuring solely permitted pursuant to any proviso of Section 7.04 (Fundamental Changes), of less than 5% of total revenues of the Borrower and its consolidated Subsidiaries (calculated as of the most recent fiscal period with respect to which the Administrative Agent shall have received financial statements required to be delivered pursuant to
Sections 6.01(a) or (b) (Financial Statements), provided that in connection with such calculation in respect of Historical Foreign Subsidiary, such calculation (including with respect to Equity Securities of its Subsidiaries) shall be calculated based on the assets or revenues, as applicable, of such Historical Foreign Subsidiary at the time that such Historical Foreign Subsidiary became an Historical Foreign Subsidiary.

“Reporting Event” means any transaction that requires the Borrower to furnish pro forma financial information to the Securities and Exchange Commission under Article 11 of Regulation S-X promulgated under the Securities Act.

“Revolving Credit Commitment Second Maturity Extension” has the meaning specified in Section 2.01(b)(vi) (Revolving Credit Commitment Second Maturity Extension).

“Second Extended Revolving Credit Maturity Date” means (a) the Second Extended Revolving Credit Stated Maturity Date or (b) such earlier date upon which the Aggregate Revolving Credit Commitments may be terminated in accordance with the terms of this Agreement.

“Second Extended Revolving Credit Stated Maturity Date” means January 26, 2015.

“Stated Term Loan B5 Maturity Date” shall mean January 26, 2015.

“Term Loan B1 2010 Extension Amount” means with respect to the Term Loan B1 of any 2010 Extending Term Lender, the amount, if any, identified as the “extended amount” of the Term Loan B1 on such 2010 Extending Term Lender’s signature page to the Fourteenth Amendment.

“Term Loan B2 2010 Extension Amount” means with respect to the Term Loan B2 of any 2010 Extending Term Lender, the amount, if any, identified as the “extended amount” of the Term Loan B2 on such 2010 Extending Term Lender’s signature page to the Fourteenth Amendment.

“Term Loan B3 2010 Extension Amount” means with respect to the Term Loan B3 of any Extending Term Lender, the amount, if any, identified as the “extended amount” of the Term Loan B3 on such 2010 Extending Term Lender’s signature page to the Fourteenth Amendment.

“Term Loan B5” shall have the meaning assigned to such term in Section 2.01(d) (Term Loan; Facilities Increase).

“Term Loan 2010 Extension Election” means an election by a Term Loan Lender on the signature page to the Fourteenth Amendment, to have the Term Loan B1 2010 Extension Amount, Term Loan B2 2010 Extension Amount and/or Term Loan B3 2010 Extension Amount of its Term Loan B1, Term Loan B2 and/or Term Loan B3, respectively, converted into a Term Loan B5, pursuant to Section 2.01(d)(Term Loan; Facilities Increase).

(b) The defined term “Administrative Agent” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following text immediately before the period (“.”) appearing at the end of said definition:

“; provided further, that, from and after the Fourteenth Amendment Effective Date, “Administrative Agent” means Barclays or any of its successors”.

(c) The defined term “Applicable Amount” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by (i) inserting the text “Section 7.02(p) (Investments),” immediately following the text “for the purposes of” in the proviso in clause (a)(ii) of said definition, (ii) inserting the text “Investment,” immediately following the text “after giving effect to any” in the proviso in clause (a)(ii) of said definition, and (iii) inserting the text “Section 7.02(p) (Investments),” immediately following the text “actually made pursuant to” in the proviso in clause (a)(ii) of said definition.

(d) The defined term “Applicable Amount” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby further amended by (i) inserting the text “(up to an amount equal to the Applicable Amount)” after the text “Section 7.02(d)(iv)(Investments)” in clause (b)(i) of said definition and (ii) inserting the text “(up to an amount equal to the Applicable Amount)” after the text “Section 7.07(e)” in clause (b)(ii) of said definition.

(e) The defined term “Applicable Amount” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby further amended by (i) deleting the word “and” appearing at the end of clause (b)(ii) of said definition, (ii) inserting the word “and” at the end of clause (b)(iii) of said definition and (iii) inserting the following clause (b)(iv) after clause (b)(iii) of said definition:

“(iv) the aggregate amount of Investments made pursuant to Section 7.02(p)((Investments) (up to an amount equal to the Applicable Amount) following the Fourteenth Amendment Effective Date and prior to the Reference Time.”

(f) The defined term “Applicable Margin” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing in clause (a)(iii) of said definition, (ii) inserting the word “and” at the end of clause (a)(iv) of said definition and (iii) inserting the following clause (a)(v) after clause (a)(iv) of said definition:

“(v) with respect to the Segments of the Term Loan B5 maintained as (x) Base Rate Loans, a rate equal to 2.25% per annum and (y) Eurodollar Rate Loans, a rate equal to 3.25% per annum;”

(g) The defined term “Applicable Margin” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby further amended by deleting the text “Agents” in clause (b) of said definition and inserting the text “Administrative Agent” in lieu thereof.

(h) The defined term “Applicable Margin” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby further amended by (i) deleting the word “and” appearing immediately prior to sub-clause (y) at the end of clause (d) of said definition and inserting a comma “(,)” in lieu thereof and (ii) inserting the following text before the period (“.”) at the end of said definition:

“and (z) notwithstanding the provisions of subclause (y) immediately above, with respect to Revolving Loans, Foreign Currency Loans and the Commitment Fees at any time of determination on and after the occurrence of both the Extended Revolving Credit Stated Maturity Date and the 2010 Extended Revolving Credit Sub-Commitment Effective Date, such per annum rates as are specified therefor in the 2010 Extended Revolving Credit Sub-Commitment Agreement”.

(i) The defined term “Borrower’s Accountants” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “Agents” in said definition and inserting the text “Administrative Agent” in lieu thereof.

(j) The defined term “Captive Insurance Entity” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “Agents” in said definition and inserting the text “Administrative Agent” in lieu thereof.

(k) The defined term “Coleman IRB Indentures” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “Agents” in both places it appears in said definition and inserting the text “Administrative Agent” in lieu thereof.

(l) The defined term “Coleman IRB Leases” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “Agents” in said definition and inserting the text “Administrative Agent” in lieu thereof.

(m) The defined term “Co-Documentation Agents” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text of said definition in its entirety and inserting the following text in lieu thereof:

“has the meaning specified in the introductory paragraph to this Agreement; provided that, from and after the Fourteenth Amendment Effective Date, “Co-Documentation Agents” means JPMorgan Chase Bank, N.A., PNC Bank, Suntrust Bank, Sovereign Bank and Wells Fargo Bank, N.A.”

(n) The defined term “Cost of Acquisition” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “Agents” in said definition and inserting the text “Administrative Agent” in lieu thereof.

(o) The defined term “Deposit Account Bank” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “Agents” in said definition and inserting the text “Administrative Agent” in lieu thereof.

(p) The defined term “Facilities Increase Notice” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “Agents” in said definition and inserting the text “Administrative Agent” in lieu thereof.

(q) The defined term “Fair Market Value” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “Agents” in said definition and inserting the text “Administrative Agent” in lieu thereof.

(r) The defined term “Foreign Currency Fronting Lender” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following text immediately before the period appearing at the end of said definition:

“; provided further, that, notwithstanding the provisions of the proviso immediately above, from and after the Fourteenth Amendment Effective Date, “Foreign Currency Fronting Lender” means Barclays, acting through one or more of its agencies, branches or Affiliates, in its capacity as fronting bank for the Revolving Lenders with respect to Foreign Currency Loans.”.

(s) The defined term “Immaterial Foreign Joint Venture” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “$20,000,000” appearing in clause (v) and “5%” appearing in clause (vi) of said definition and inserting the text “$50,000,000” and “7.5%”, respectively, in lieu thereof.

(t) The defined term “Immaterial Foreign Joint Venture” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby further amended by deleting the text “Agents” in said definition and inserting the text “Administrative Agent” in lieu thereof.

(u) The defined term “Immaterial Foreign Subsidiary” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “5%” appearing in both clause (i) and clause (ii) of said definition and inserting the text “7.5%” in lieu thereof.

(v) The defined term “Immaterial Foreign Subsidiary” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby further amended by deleting the text “Agents” in both places it appears in said definition and inserting the text “Administrative Agent” in lieu thereof.

(w) The defined term “Immaterial Subsidiary” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “Agents” in both places it appears in said definition and inserting the text “Administrative Agent” in lieu thereof.

(x) The defined term “Indebtedness” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by (i) deleting the period at the end of clause (viii) thereof and (ii) inserting the following text in lieu thereof “; provided, however that in each instance (i)-(viii) no Operating Lease shall be included as Indebtedness.”

(y) The defined term “Interest Payment Date” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the text “the Second Extended Revolving Credit Maturity Date,” immediately after the text “the Extended Revolving Credit Maturity Date,” in each of the two places it appears in said definition.

(z) The defined term “Interest Period” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting clause (iii) of the proviso appearing in said definition and inserting the following new clause (iii) in lieu thereof:

“(iii) no Interest Period shall extend beyond (x) with respect to Revolving Loans, Swing Line Loans, L/C Obligations and Foreign Currency Loans, the Extended Revolving Credit Stated Maturity Date or, after the occurrence of both the Extended Revolving Credit Stated Maturity Date and the 2010 Extended Revolving Credit Sub-Commitment Effective Date, the Second Extended Revolving Credit Stated Maturity Date and (y) with respect to any Segment of the Term Loan, the Stated Term Loan Maturity Date.”.

(aa) The defined term “L/C Issuer” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by (i) deleting the text “DBNY” from clause (i) of said definition and inserting the text “PNC Bank, Sovereign Bank” in lieu thereof, (ii) deleting the text “CUSA” and the text “including, in the case of CUSA, Citibank” from clause (i) of said definition, and (iii) deleting the text “Agents” in both places it appears in said definition and inserting the text “Administrative Agent” in lieu thereof.

(bb) The defined term “Lender” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by (i) deleting the text “Agents” in said definition and inserting the text “Administrative Agent” in lieu thereof and (ii) inserting the text “or, in the case of a Facilities Increase in connection with a Revolving Credit Commitment Second Maturity Extension, the 2010 Extended Revolving Credit Sub-Commitment Agreement)” immediately preceding the closed parenthetical (“)”) at the end of said definition.

(cc) The defined term “Loan Documents” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by (i) inserting the text “, the DBNY Resignation and Assignment Agreement” immediately following the text “the Resignation and Assignment Agreement” appearing in said definition and (ii) inserting the text “, after the execution and delivery thereof pursuant to the terms of this Agreement, the 2010 Extended Revolving Credit Sub- Commitment Agreement” immediately prior to the text “and all other instruments” appearing in said definition.

(dd) The defined term “Local Credit Facility Documents” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “Agents” in said definition and inserting the text “Administrative Agent” in lieu thereof.

(ee) The defined term “Local Credit Facility Guaranty” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “Agents” in said definition and inserting the text “Administrative Agent” in lieu thereof.

(ff) The defined term “Local Lender” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “Agents” in both places it appears in said definition and inserting the text “Administrative Agent” in lieu thereof.

(gg) The defined term “Permitted Acquisition” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “Agents” in each place that is appears in said definition and inserting the text “Administrative Agent” in lieu thereof.

(hh) The defined term “Permitted Acquisition” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby further amended by deleting the text appearing in clause (v) of said definition and inserting the following text in lieu thereof:

“(a) if the Cost of Acquisition of such Acquisition equals or exceeds an amount equal to the greater of (i) $200,000,000 or (ii) the Dollar Equivalent of 5.0% of the total assets of the Borrower and its consolidated Subsidiaries but such Acquisition (standing alone and without giving effect to any other unrelated Acquisition) does not qualify as a Reporting Event, the Borrower shall have furnished to the Administrative Agent (A) a certificate in the form of Exhibit D (Form of Compliance Certificate) prepared on a historical pro forma basis as of the date of the most recent date for which financial statements have been furnished pursuant to Section 6.01(a) or (b) (Financial Statements) giving effect to such proposed Acquisition, which certificate shall demonstrate that no Default or Event of Default would exist immediately after giving effect thereto and (B) such other information and data relating to such transaction or the person or business to be acquired, including, without limitation, any financial information, as may be reasonably requested by the Administrative Agent; and

(b) if such Acquisition (standing alone and without giving effect to any other unrelated Acquisition) qualifies as a Reporting Event, the Borrower shall have furnished to the Administrative Agent (A) pro forma summary historical financial information that is available to management as of the end of the most recently completed fiscal year of the Borrower and most recent interim fiscal quarter, if applicable giving effect to such proposed Acquisition, (B) a certificate in the form of Exhibit D (Form of Compliance Certificate) prepared on a historical pro forma basis as of the date of the most recent date for which financial statements have been furnished pursuant to Section 6.01(a) or (b) (Financial Statements) giving effect to such proposed Acquisition, which certificate shall demonstrate that no Default or Event of Default would exist immediately after giving effect thereto and (C) such other information and data relating to such transaction or the person or business to be acquired, including, without limitation, any financial information, as may be reasonably requested by the Administrative Agent; provided, however, that promptly upon filing with the Securities and Exchange Commission, Borrower shall furnish to the Administrative Agent any other financial data or financial information that the Borrower was required to file with the Securities and Exchange Commission in connection with such Acquisition;”.

(ii) The defined term “Permitted Business” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “Closing Date” in said definition and inserting the text “Fourteenth Amendment Effective Date” in lieu thereof.

(jj) The defined term “Revolving Credit Commitment” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by (i) deleting the text “any Extended Revolving Credit Sub-Commitment” in the parenthetical appearing in the ninth line of said definition and inserting the text “any 2010 Extended Revolving Credit Sub-Commitment” in lieu thereof and (ii) inserting the following sentence at the end of said definition:

“Notwithstanding the immediately previous sentence, on and after the occurrence of the 2010 Extended Revolving Credit Sub-Commitment Effective Date, the Revolving Credit Commitment of any Revolving Lender shall be comprised of a “2010 Extended Revolving Credit Sub-Commitment” and/or a “2010 Non-Extended Revolving Credit Sub-Commitment”.

(kk) The defined term “Revolving Credit Facility” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by (i) deleting the text “$200,000,000” in said definition and inserting “$150,000,000” in lieu thereof, (ii) deleting the text “$150,000,000” in said definition and inserting “$100,000,000” in lieu thereof, and (iii) deleting the text “the Revolving Credit Commitment Maturity Extension” in the parenthetical at the end of said definition and inserting the text “the Revolving Credit Commitment Second Maturity Extension” in lieu thereof.

(ll) The defined term “Revolving Credit Maturity Date” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text of said definition in its entirety and inserting the following text in lieu thereof:

“means (i) at any time prior to the 2010 Extended Revolving Credit Sub-Commitment Effective Date, the Extended Revolving Credit Maturity Date and (ii) at any time on and after the 2010 Extended Revolving Credit Sub-Commitment Effective Date, the Second Extended Revolving Credit Maturity Date.”.

(mm) The defined term “Revolving Credit Stated Maturity Date” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text of said definition in its entirety and inserting the following text in lieu thereof:

“means (i) at any time prior to the 2010 Extended Revolving Credit Sub-Commitment Effective Date, the Extended Revolving Credit Stated Maturity Date, and (ii) at any time on and after the 2010 Extended Revolving Credit Sub-Commitment Effective Date, the Second Extended Revolving Credit Stated Maturity Date.”.

(nn) The defined term “Securitization Facility” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the entire text in said definition and inserting the following text in lieu thereof:

“means that certain Second Amended and Restated Loan Agreement, dated as of July 29, 2010, among Jarden Receivables, LLC, as borrower, the Borrower, as initial servicer, Three Pillars Funding LLC and Wells Fargo Bank, N.A., as lenders and SunTrust Robinson Humphrey, Inc., as administrator (the “Securitization Administrator”), and any renewals or extensions thereof and, subject to the restrictions set forth in the definition of “Permitted Receivables Financing”, any amendments and restatements thereto.”.

(oo) The defined term “Securitization Facility Documents” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the text “and, subject to the restrictions set forth in the definition of “Permitted Receivables Financing”, amendments and restatements thereof” immediately after the text “renewals or extensions thereof” in said definition.

(pp) The defined term “Stated Incremental Term Loan Maturity Date” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “Agents” in said definition and inserting the text “Administrative Agent” in lieu thereof.

(qq) The definition of “Stated Term Loan Maturity Date” appearing in Section 1.01(Defined Terms) of the Credit Agreement is hereby amended by deleting the entire text in said definition and inserting the following text in lieu thereof:

“means (i) with respect to the Closing Date Term Loan, the Stated Closing Date Term Loan Maturity Date, (ii) with respect to each Incremental Term Loan, other than, for the avoidance of doubt, the Term Loan B4 and the Term Loan B5, the Stated Incremental Term Loan Maturity Date, (iii) with respect to each Term Loan B4, the Stated Term Loan B4 Maturity Date and (iv) with respect to each Term Loan B5, the Stated Term Loan B5 Maturity Date.”.

(rr) The defined term “Swing Line Lender” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following text immediately before the period (“.”) appearing at the end of said definition:

“; provided, further, that, notwithstanding the immediately previous proviso, from and after the Fourteenth Amendment Effective Date, “Swing Line Lender” means Barclays in its capacity as the provider of Swing Line Loans, or any successor swing line lender hereunder”.

(ss) The defined term “Syndication Agent” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text of said definition in its entirety and inserting the following in lieu thereof:

“has the meaning specified in the introductory paragraph to the Agreement; provided that, from and after the Fourteenth Amendment Effective Date, “Syndication Agent” means DBNY.”.

(tt) The defined term “Synthetic Lease Obligations” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the text “(other than an operating lease (that is not an Operating Lease) entered into in the ordinary course of business)” immediately following the text “tax retention lease” in said definition.

(uu) The defined term “Term Loan” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the text “and Term Loan B5” immediately before the period (“.”) at the end of said definition.

(vv) The defined term “Term Loan Facility” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the text “and the Term Loans converted into Term Loans B5 on the Fourteenth Amendment Effective Date” immediately preceding the period (“.”) at the end of said definition.

(ww) The definition of “Term Loan Maturity Date” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Term Loan Maturity Date” means (a) (i) with respect to the Closing Date Term Loan, the Stated Closing Date Term Loan Maturity Date, (ii) with respect to each Incremental Term Loan, other than, for the avoidance of doubt, Term Loan B4 and Term Loan B5, the applicable Stated Incremental Term Loan Maturity Date, (iii) with respect to each Term Loan B4, the Stated Term Loan B4 Maturity Date and (iv) with respect to each Term Loan B5, the Stated Term Loan B5 Maturity Date, or (b) such earlier date upon which the Outstanding Amounts under the applicable Term Loan, including all accrued and unpaid interest, are either due and payable or are otherwise paid in full in accordance with the terms hereof.”

(xx) The definition of “Tranche” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the text “, Term Loan B5” immediately following the text “Term Loan B4” appearing in said definition.

(yy) Section 1.03 (Accounting Terms) of the Credit Agreement is hereby amended by deleting the text “Agents” in each place it appears in said Section and inserting the text “Administrative Agent” in lieu thereof.

(zz) Section 2.01(b)(i) (Facilities Increase) of the Credit Agreement is hereby amended by deleting sub-clause (i) in its entirety and inserting the following new sub-clause (i) in lieu thereof:

“(i) The Borrower shall have the right to send to the Administrative Agent, on or after the Fourteenth Amendment Effective Date, a Facilities Increase Notice to request (i) an increase in the aggregate principal amount of the Term Loan Facility to be effectuated by the disbursement of one or more additional Term Loans (each, an “Incremental Term Loan”) in excess of the Term Loans outstanding on the Fourteenth Amendment Effective Date or (ii) an increase in the aggregate principal amount of the Revolving Credit Commitments (each such increase, a “Revolving Commitment Increase”, and together with each Incremental Term Loan, each a “Facilities Increase”), in a principal amount not to exceed (x) $100,000,000 in the aggregate for all such requests for Revolving Commitment Increases made after the Fourteenth Amendment Effective Date or (y) $500,000,000 in the aggregate for all such requests for Facilities Increases (exclusive, in the case of each of clauses (x) and (y), of any Revolving Commitment Increase pursuant to the Revolving Credit Commitment Second Maturity Extension); provided, however, that (A) no Facilities Increase shall be effective earlier than 10 days after the delivery of the Facilities Increase Notice to the Administrative Agent in respect of such Facilities Increase (other than a Revolving Commitment Increase pursuant to the Revolving Credit Commitment Second Maturity Extension) and (B) any Facility Increase in connection with a Revolving Credit Commitment Second Maturity Extension shall be subject to the additional requirements of clause (vi) below. Nothing in this Agreement shall be construed to obligate any Lender to negotiate for (whether or not in good faith), solicit, provide or consent to any increase in the Term Loan Commitments or the Revolving Credit Commitments, as applicable, and any such increase may be subject to changes in any term of this Agreement reasonably acceptable to the Administrative Agent and the Borrower.”.

(aaa) Section 2.01(b)(ii)(Facilities Increase) of the Credit Agreement is hereby amended by (i) inserting the text “or the Revolving Credit Commitment Second Maturity Extension” immediately after the text “the Revolving Credit Commitment Maturity Extension” in the last sentence of said Section; (ii) inserting the text “and 2010 Extended Revolving Credit Sub-Commitments” immediately after the text “Extended Revolving Credit Sub-Commitments” in the last sentence of said Section, (iii) deleting each reference to the text “Agents” in said clause (ii) and inserting the text “Administrative Agent” lieu thereof, (iv) deleting the text “in their sole discretion” in the third sentence of said clause (ii) and inserting the text “in its sole discretion” in lieu thereof, (v) deleting the text “do not receive” in the fourth sentence of said clause (ii) and inserting the text “does not receive” in lieu thereof, and (vi) deleting the text “they may” in the fourth sentence of said clause (ii) and inserting the text “it may” in lieu thereof.

(bbb) Section 2.01(b)(iii)(Facilities Increase) of the Credit Agreement is hereby amended by deleting the reference to the text “Agents” in said clause (iii) and inserting the text “Administrative Agent” in lieu thereof.

(ccc) Section 2.01(b) (Term Loan; Facilities Increase) of the Credit Agreement is hereby further amended by (i) deleting the text “permanently” and the text “permanent” in clause (v) of said Section and (ii) inserting the following new clause (vi) immediately after clause (v) of said Section:

“(vi) In connection with any Facility Increase in the Revolving Credit Facility pursuant to which the 2010 Extended Revolving Credit Sub-Commitments will be provided (the “Revolving Credit Commitment Second Maturity Extension”), the following rules shall apply: (1) the Borrower, the Administrative Agent and each such Lender or other Eligible Assignee which agrees to provide a 2010 Extended Revolving Credit Sub-Commitment shall execute and deliver to the Administrative Agent a 2010 Extended Revolving Credit Sub-Commitment Agreement (which may also reflect a Lender’s increase in the amount of its Extended Revolving Credit Sub-Commitment), (2) the final maturity of each such 2010 Extended Revolving Credit Sub-Commitment shall be the Second Extended Revolving Credit Maturity Date, (3) the Applicable Margin with respect to Revolving Loans, Foreign Currency Fees and the Commitment Fee made available pursuant to 2010 Extended Revolving Credit Sub-Commitments, in each case after the Extended Revolving Credit Stated Maturity Date, shall be as agreed among the Borrower and the 2010 Extending Revolving Lenders and set forth in the 2010 Extended Revolving Credit Sub-Commitment Agreement, and (4) Schedule I-B (Revolving Credit Commitments) shall be deemed modified to reflect the revised Revolving Credit Commitments of each Revolving Lender after giving effect to the 2010 Extended Revolving Credit Sub-Commitments provided pursuant to the 2010 Extended Revolving Credit Sub-Commitment Agreement, with each such 2010 Extended Revolving Credit Sub-Commitment, and each 2010 Non-Extended Revolving Credit Sub-Commitment, being identified as such on Schedule I-B (Revolving Credit Commitments).”

(ddd) Section 2.01(b) (Term Loan; Facilities Increase) of the Credit Agreement is hereby further amended by inserting the following new paragraph at the end of clause (b) immediately before clause (c) of said Section:

“Notwithstanding anything herein to the contrary, (a) the yield applicable to any Incremental Term Loans (after giving effect to all rate floors and all fees or original issue discount payable with respect to such Incremental Term Loans), as reasonably determined by the Administrative Agent, shall not be greater than the applicable interest rate (including the Applicable Margin and, if applicable, rate floor) payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to the Term Loan B4 plus 0.50% per annum or the Term Loan B5 plus 0.50% per annum unless the interest rate with respect to the Term Loan B4 and/or Term Loan B5, as applicable, is increased so as to cause the then applicable interest rate under this Agreement on the Term Loan B4 and/or Term Loan B5, as applicable, to be not more than 0.50% less than the yield then applicable to the Incremental Term Loans (after giving effect to all rate floors and all fees or original issue discount payable with respect to such Incremental Term Loans) and (b) other than with respect to any Revolving Commitment Increase in connection with the Revolving Credit Commitment Second Maturity Extension, the yield applicable to any Revolving Commitment Increase (after giving effect to all rate floors and all fees or original issue discount payable with respect to such Revolving Commitment Increases), as reasonably determined by the Administrative Agent, shall not be greater than the applicable interest rate (including the Applicable Margin and, if applicable, rate floor) payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to the Revolving Loans plus 0.50% per annum unless the interest rate with respect to the Revolving Loans are increased so as to cause the then applicable interest rate under this Agreement on the Revolving Loans to be not more than 0.50% less than the yield then applicable to the Revolving Commitment Increase (after giving effect to all rate floors and all fees or original issue discount payable with respect to such Revolving Commitment Increase).”.

(eee) Section 2.01 (Term Loan; Facilities Increase) of the Credit Agreement is hereby amended by inserting the following new clause (d) immediately after clause (c) of said Section:

“(d) Subject to the terms and conditions hereof, the Borrower and each of the 2010 Extending Term Lenders agrees that upon the effectiveness of the Fourteenth Amendment on the Fourteenth Amendment Effective Date, without further action by any party to this Agreement:

(i) a principal amount of such 2010 Extending Term Lender’s Term Loans B1 outstanding under this Agreement immediately prior to the effectiveness of the Fourteenth Amendment equal to such Term Lender’s Term Loan B1 2010 Extension Amount shall automatically be converted into a new term loan to the Borrower in Dollars and having the same principal amount (a “B1 2010 Converted Term Loan”) and shall on and after the Fourteenth Amendment Effective Date have all the rights and benefits of a Term Loan B5 as set forth in this Agreement and the other Loan Documents;

(ii) a principal amount of such 2010 Extending Term Lender’s Term Loans B2 outstanding under this Agreement immediately prior to the effectiveness of the Fourteenth Amendment equal to such Term Lender’s Term Loan B2 2010 Extension Amount shall automatically be converted into a new term loan to the Borrower in Dollars and having the same principal amount (a “B2 2010 Converted Term Loan”) and shall on and after the Fourteenth Amendment Effective Date have all the rights and benefits of a Term Loan B5 as set forth in this Agreement and the other Loan Documents;

(iii) a principal amount of such 2010 Extending Term Lender’s Term Loans B3 outstanding under this Agreement immediately prior to the effectiveness of the Fourteenth Amendment equal to such Term Lender’s Term Loan B3 2010 Extension Amount shall automatically be converted into a new term loan to the Borrower in Dollars and having the same principal amount (a “B3 2010 Converted Term Loan” and together with the B1 2010 Converted Term Loan and the B2 2010 Converted Term Loan, the “Term Loan B5”) and shall on and after the Fourteenth Amendment Effective Date have all the rights and benefits of a Term Loan B5 as set forth in this Agreement and the other Loan Documents;

(iv) notwithstanding anything herein to the contrary, any portion of Term Loan B5 (x) that was a Eurodollar Loan immediately prior to the effectiveness of the Fourteenth Amendment will have initial Interest Periods ending on the same dates as the Interest Periods and Eurodollar Rates equal to the Eurodollar Rate applicable to the Term Loan B1, Term Loan B2 and/or Term Loan B3, as applicable, so converted pursuant to this Section 2.01(d)(Term Loan; Facilities Increase) and (y) shall continue to be entitled to all accrued and unpaid interest with respect to the Term Loan B1, Term Loan B2 or Term Loan B3 from which such portion of the Term Loan B5 was converted up to but excluding the Fourteenth Amendment Effective Date.”

(fff) Section 2.02(a) (Revolving Loans; Foreign Currency Loans) of the Credit Agreement is hereby amended by deleting the text “Initial Revolving Credit Maturity Date (or, in the case of any Extending Revolving Lender, the Extended Revolving Credit Maturity Date)” appearing in said Section and inserting the text “Extended Revolving Credit Maturity Date (or, in the case of any 2010 Extending Revolving Lender, the Second Extended Revolving Credit Maturity Date)” in lieu thereof.

(ggg) Section 2.03(Borrowing; Conversions and Continuations) of the Credit Agreement is hereby amended by inserting the following new clause (i) immediately after clause (h) of said Section:

“(i) On the Fourteenth Amendment Effective Date, Interest Periods with respect to the Term Loan B5 Loans shall be as follows: (i) Term Loans B5 shall be deemed made as Eurodollar Loans in an amount equal to the amount of the Term Loans converted pursuant to Section 2.01(d)(Term Loan; Facilities Increase) that were outstanding as Eurodollar Loans at the time of conversion (such Term Loans B5 to correspond in amount to Term Loans so converted of a given Interest Period), (ii) Interest Periods for the Term Loans B5 described in clause (i) above shall end on the same dates as the Interest Periods applicable for the corresponding Term Loans described in clause (i) above and the Eurodollar Rate for such Interest Periods shall be equal to the Eurodollar Rate applicable for the corresponding Term Loans described in clause (i) above, (iii) Term Loans shall be deemed made as Base Rate Loans in an amount equal to the amount of Term Loans converted pursuant to Section 2.01(d)(Term Loan; Facilities Increase) that were outstanding as Base Rate Loans at the time of conversion. The Borrower will not be required to make any payments under Section 3.05 of this Agreement to 2010 Extending Term Lenders as a result of the conversions pursuant to Section 2.01(d)(Term Loan; Facilities Increase).”.

(hhh) Section 2.03(c) (Borrowing; Conversions and Continuations) of the Credit Agreement is hereby amended by deleting the reference to the text “Agents” in said Section and inserting the text “Administrative Agent” in lieu thereof.

(iii) Section 2.04(a)(i)(The Letter of Credit Commitment) of the Credit Agreement is hereby amended by (i) deleting the text “(w)” appearing in said Section and inserting the text “(v)” in lieu thereof, and (ii) inserting the following new sub-clause (w) immediately preceding sub-clause (v) of said Section:

“(w) the sum of (i) the aggregate Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations in respect of Letters of Credit with an expiry date after the Extended Revolving Credit Maturity Date and (ii) an amount equal to 105% of the Outstanding Amount of all Foreign Currency Loans, would exceed the aggregate amount of all 2010 Extended Revolving Credit Sub-Commitments,”.

(jjj) Section 2.04(a)(iv)(The Letter of Credit Commitment) of the Credit Agreement is hereby amended by (i) deleting the text “and (C)” appearing in said Section and inserting the text “(C)” in lieu thereof and (ii) inserting the following text immediately before the period (“.”) at the end of said Section:

“and (D) no L/C Issuer that declines to approve the Fourteenth Amendment will be required to issue, amend, extend or renew any Letter of Credit issued by it, if, after giving effect to such issuance, amendment, extension or renewal, the expiry date of such Letter of Credit would be later than the Extended Revolving Credit Maturity Date”.

(kkk) Section 2.06(b)(i)(Optional Prepayment of the Term Loan) of the Credit Agreement is hereby amended by (i) deleting the text “Section 2.08 (d) and (e)” appearing in the second line of said Section and inserting the text “Section 2.08 (d)-(h)” in lieu thereof and (ii) inserting the text “and/or Term Loan B5” immediately after each of the two references to the text “Term Loan B4” in the second sentence of said Section.

(lll) Section 2.07 (Reduction or Termination of Revolving Credit Commitments) of the Credit Agreement is hereby amended by deleting the sub-clause (e) in its entirety and inserting the following new sub-clauses (e) and (f) at the end of said Section:

“(e) On the Extended Revolving Credit Stated Maturity Date, the 2010 Non-Extended Revolving Credit Sub-Commitment of each Revolving Lender shall terminate in its entirety and be permanently reduced to $0.00.

(f) On the Second Extended Revolving Credit Stated Maturity Date, the Revolving Credit Commitment (and the 2010 Extended Revolving Credit Sub-Commitment) of each Revolving Lender shall terminate in its entirety and be permanently reduced to $0.00.”.

(mmm) Section 2.08 (Repayment of Loans) of the Credit Agreement is hereby amended by deleting clauses (a), (b) and (c) of said Section in their entirety and inserting the following new clauses (a), (b) and (c) in lieu thereof:

“(a) to the Revolving Lenders on the Extended Revolving Credit Maturity Date and, if the 2010 Extended Revolving Credit Sub-Commitment Effective Date occurs, on the Second Extended Revolving Credit Maturity Date, the aggregate principal amount of all outstanding Revolving Loans in Dollars outstanding on each such date;

(b) to the Foreign Currency Fronting Lender on the Extended Revolving Credit Maturity Date and, if the 2010 Extended Revolving Credit Sub-Commitment Effective Date occurs, on the Second Extended Revolving Credit Maturity Date, the aggregate principal amount of all outstanding Foreign Currency Loans in the applicable Denomination Currencies outstanding on such date;

(c) to the Swing Lender, each Swing Line Loan on (i) demand (by telephonic or written notice) by the Administrative Agent, (ii) the tenth Business Day following the incurrence of such Swing Line Loan, (iii) the Extended Revolving Credit Maturity Date and (iv) if the 2010 Extended Revolving Credit Sub-Commitment Effective Date occurs, the Second Extended Revolving Credit Maturity Date;”.

(nnn) Section 2.08(d)(Repayment of Loans) of the Credit Agreement is hereby amended by deleting the amounts payable during the period from September 30, 2010 through January 24, 2012 set forth therein in their entirety and inserting the following in lieu thereof:

“Date	Amount
September 30, 2010	$205,619.33
December 31, 2010	$205,619.33
March 31, 2011	$19,333,627.30
June 30, 2011	$19,333,627.30
September 30, 2011	$19,333,627.30
January 24, 2012	$19,333,627.30”

(ooo) Section 2.08(e)(Repayment of Loans) of the Credit Agreement is hereby amended by deleting the amounts payable during the period from September 30, 2010 through January 24, 2012 set forth therein in their entirety and inserting the following in lieu thereof:

“Date	Amount
September 30, 2010	$34,995.33
December 31, 2010	$34,995.33
March 31, 2011	$3,307,058.60
June 30, 2011	$3,307,058.60
September 30, 2011	$3,307,058.60
January 24, 2012	$3,307,058.61”

(ppp) Section 2.08(f)(Repayment of Loans) of the Credit Agreement is hereby amended by deleting the amounts payable during the period from September 30, 2010 through January 24, 2012 set forth therein in their entirety and inserting the following in lieu thereof:

“Date	Amount
September 30, 2010	$56,400.01
December 31, 2010	$56,400.01
March 31, 2011	$5,444,059.57
June 30, 2011	$5,444,059.57
September 30, 2011	$5,444,059.57
January 24, 2012	$5,444,059.58”

(qqq) Section 2.08(h)(Repayment of Loans) of the Credit Agreement is hereby amended by deleting the sub-clause (h) in its entirety and inserting the following new sub-clauses(h) and (i):

“(h) the Term Loan B5 on the dates and in the amounts set forth below, subject to adjustments for prepayments made pursuant to Section 2.06 (Prepayments):

Date	Amount
September 30, 2010	$904,711.49
December 31, 2010	$904,711.49
March 31, 2011	$904,711.49
June 30, 2011	$904,711.49
September 30, 2011	$904,711.49
December 31, 2011	$904,711.49
March 31, 2012	$904,711.49
June 30, 2012	$904,711.49
September 30, 2012	$904,711.49
December 31, 2012	$904,711.49
March 31, 2013	$904,711.49
June 30, 2013	$904,711.49
September 30, 2013	$904,711.49
December 31, 2013	$904,711.49
March 31, 2014	$86,399,947.30
June 30, 2014	$86,399,947.30
September 30, 2014	$86,399,947.30
January 26, 2015	$86,399,947.29

provided, however, that the Borrower shall repay the entire unpaid principal amount of such Term Loans on the applicable Term Loan Maturity Date; and

(i) each other Incremental Term Loan on the dates and in the amounts to be agreed by the Administrative Agent and the Borrower prior to the applicable Facilities Increase Date; provided, however, that the Borrower shall repay the entire unpaid principal amount of each such Incremental Term Loan on the applicable Term Loan Maturity Date.”.

(rrr) Section 2.10(a) (Commitment Fee) of the Credit Agreement is hereby amended by deleting the text “and on each of the Initial Revolving Credit Maturity Date and the Extended Revolving Credit Maturity Date” appearing in said Section and inserting the text “and on each of the Extended Revolving Credit Maturity Date and the Second Extended Revolving Credit Maturity Date” in lieu thereof.

(sss) Section 2.10(b) (Foreign Currency Fronting Fee and Documentary and Processing Charges Payable to Foreign Currency Fronting Lender) of the Credit Agreement is hereby amended by deleting the text “and on each of the Initial Revolving Credit Maturity Date and the Extended Revolving Credit Maturity Date” appearing in said Section and inserting the text “and on each of the Extended Revolving Credit Maturity Date and the Second Extended Revolving Credit Maturity Date” in lieu thereof.

(ttt) Section 2.17 (Resignation or Removal of the Foreign Currency Fronting Lender) of the Credit Agreement is hereby amended by deleting the text “Agents” in each place that is appears in said Section and inserting the text “Administrative Agent” in lieu thereof.

(uuu) Section 4.04(a)(i) (Certain Documents) of the Credit Agreement is hereby amended by inserting the following text immediately before the parenthesis appearing at the end of said Section:

“or, in the case of the Revolving Credit Commitment Second Maturity Extension, the 2010 Extended Revolving Credit Sub-Commitment Agreement (in lieu of all of the above), duly executed by the Borrower and each 2010 Extending Revolving Lender”.

(vvv) Section 4.04(a) (Conditions Precedent to Each Facilities Increase) of the Credit Agreement is hereby amended by deleting the text “Agents” in each place that is appears in said clause (a) and each subclause of said clause (a) and inserting the text “Administrative Agent” in lieu thereof.

(www) Section 5.12(c) (ERISA Compliance) of the Credit Agreement is hereby amended by deleting the text “Agents” in said Section and inserting the text “Administrative Agent” in lieu thereof.

(xxx) Section 5.19 (Off-Balance Sheet Liabilities) of the Credit Agreement is hereby amended by deleting the text “Agents” in each place it appears in said Section and inserting the text “Administrative Agent” in lieu thereof.

(yyy) Article VI (Affirmative Covenants) of the Credit Agreement is hereby amended by deleting the text “Agents” in each place it appears in said Article and inserting the text “Administrative Agent” in lieu thereof.

(zzz) Section 6.14(a)(i) (New Subsidiaries and Pledgors) of the Credit Agreement is hereby amended by deleting the text “deem necessary or advisable” in said Section and inserting the text “deems necessary or advisable” in lieu thereof.

(aaaa) Section 6.14(a)(ii) (New Subsidiaries and Pledgors) of the Credit Agreement is hereby amended by deleting the text “deem necessary or advisable” in said Section and inserting the text “deems necessary or advisable” in lieu thereof.

(bbbb) Section 6.18 (Control Accounts; Approved Deposit Accounts) of the Credit Agreement is hereby amended by inserting the following sentence at the end of clause (a):

“To the extent required under this Section 6.18 (Control Accounts; Approved Deposit Accounts), with respect to the Deposit Accounts listed on Schedule 6.18 (Deposit Accounts), notwithstanding anything to the contrary in the Credit Agreement, Borrower shall be required to deliver or cause the applicable Loan Party to deliver to Administrative Agent an updated or new Deposit Account Control Agreement within thirty (30) days after the Fourteenth Amendment Effective Date, provided that, upon written request from the Borrower, such period may be extended up to an additional sixty (60) days as determined by Administrative Agent in its sole discretion.”.

(cccc) Section 7.01(p) (Liens) of the Credit Agreement is hereby amended by deleting the text “$3,000,000” appearing in such Section and inserting the text “$10,000,000” in lieu thereof.

(dddd) Section 7.01(r) (Liens) of the Credit Agreement is hereby amended by deleting the text “Agents” in said clause and inserting the text “Administrative Agent” in lieu thereof.

(eeee) Section 7.01(u) (Liens) of the Credit Agreement is hereby amended by deleting the text “and” that immediately follows the semicolon (“;”) at the end of such Section 7.01(u).

(ffff) Section 7.01(v) (Liens) of the Credit Agreement is hereby amended by relabeling Section 7.01(v) in such Section 7.01 as Section 7.01(w).

(gggg) Section 7.01 (Liens) of the Credit Agreement is hereby amended by inserting the following text in such Section as new Section 7.01(v):

“(v) Liens arising by virtue of any statutory, contractual or common law provision relating to banker’s liens, rights of set-off or similar rights (i) relating to the establishment of depository relations in the ordinary course of business with banks not given in connection with the issuance of Indebtedness for borrowed money and (ii) relating to pooled deposit or sweep accounts of Borrower and any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of such party, so long as the aggregate principal amount of the obligations secured thereby does not exceed €75,000,000 at any time outstanding; and”.

(hhhh) Section 7.02(d) (Investments) of the Credit Agreement is hereby amended by deleting the text “$50,000,000” appearing in such Section and inserting the text “$125,000,000” in lieu thereof.

(iiii) Section 7.02(n) (Investments) of the Credit Agreement is hereby amended by deleting the text “Agents” in each place it appears in said clause and inserting the text “Administrative Agent” in lieu thereof.

(jjjj) Section 7.02(p) (Investments) of the Credit Agreement is hereby amended by deleting the text “$100,000,000.” appearing at the end of such Section and inserting the text “the sum of (a) $150,000,000 and (b) the Applicable Amount in the aggregate at any time outstanding.” in lieu thereof.

(kkkk) Section 7.03(h) (Indebtedness) of the Credit Agreement is hereby amended by deleting the text “Agents” in said clause and inserting the text “Administrative Agent” in lieu thereof.

(llll) Section 7.03(k) (Indebtedness) of the Credit Agreement is hereby amended by deleting the text “$200,000,000” appearing in clause (ii) of such Section and inserting the text “$300,000,000” in lieu thereof.

(mmmm) Section 7.03(n) (Indebtedness) of the Credit Agreement is hereby amended by deleting the text “and” that immediately follows the semicolon (“;”) at the end of such Section 7.03(n).

(nnnn) Section 7.03(o) (Indebtedness) of the Credit Agreement is hereby amended by relabeling Section 7.03(o) in such Section 7.03 as Section 7.03(p).

(oooo) Section 7.03 (Indebtedness) of the Credit Agreement is hereby amended by inserting the following text in such Section as new Section 7.01(o):

“(o) Indebtedness in respect of netting services, overdraft or similar protections and otherwise in connection with deposit accounts or sweep accounts in an outstanding aggregate principal amount not to exceed €75,000,000; and”.

(pppp) Section 7.04 (Fundamental Changes) of the Credit Agreement is hereby amended by inserting the following text immediately preceding the period (“.”) at the end of said Section:

“; provided, that the Borrower may, or may cause its Subsidiaries to, liquidate, wind up, dissolve, deregister or take similar action with respect to (i) any of the Foreign Subsidiaries listed on Schedule 7.04(a) (Dormant Foreign Subsidiaries) or (ii) any Permitted Restructured Foreign Subsidiary that the Administrative Agent approves in writing (such approval shall be subject to the Administrative Agent’s receipt and review of (x) a certificate from a Responsible Officer of the Borrower certifying that (A) such Permitted Restructured Foreign Subsidiary meets the definition of “Permitted Restructured Foreign Subsidiary”, (B) the contemplated liquidation, windup, dissolution, deregistration or similar action of such Permitted Restructured Foreign Subsidiary is necessary for or beneficial to (taking into account all relevant factors) the Borrower and its Subsidiaries, (C) substantially all of the assets of such Permitted Restructured Foreign Subsidiary have been transferred or will be transferred in connection with the contemplated liquidation, wind up, dissolution, deregistration or similar action to the Borrower or a Subsidiary of the Borrower (or that such assets have been otherwise Disposed (or will be Disposed in connection with the contemplated liquidation, wind up, dissolution, deregistration or similar action) pursuant to a Disposition permitted by this Agreement) and (D) no Default or Event of Default shall have occurred and be continuing both before and immediately after giving effect to such liquidation, wind up, dissolution, deregistration or similar action and (y) any other documentation or information, financial or otherwise, that the Administrative Agent reasonably requests, including, without limitation, calculations in reasonable detail supporting Borrower’s certification that such Permitted Restructured Foreign Subsidiary meets the definition of “Permitted Restructured Foreign Subsidiary”); provided, further, that in connection with strategic tax planning by the Borrower and its Subsidiaries, notwithstanding anything to the contrary in this Agreement, but subject to each Loan Party’s obligations under Section 6.14 and Section 6.20 of this Agreement to the extent applicable, (i) the Borrower may, or may cause its Subsidiaries to, restructure the ownership of those Foreign Subsidiaries identified on Schedule 7.04(b)(Restructured Foreign Subsidiaries), including in a manner that may result in one or more of such Foreign Subsidiaries becoming Subsidiaries of other Foreign Subsidiaries of the Borrower and no longer being owned directly by a Loan Party, and (ii) with the prior written consent of the Administrative Agent, the Borrower may, or may cause its Subsidiaries to, restructure the ownership of Permitted Restructured Foreign Subsidiaries, including in a manner that may result in such Permitted Restructured Foreign Subsidiaries becoming subsidiaries of other Foreign Subsidiaries of Borrower and no longer being owned directly by a Loan Party, subject to the Administrative Agent’s receipt and review of (x) a certificate from a responsible officer of the Borrower confirming that (1) each entity subject to the proposed restructuring meets the definition of “Permitted Restructured Foreign Subsidiary”, and (2) no Default or Event of Default shall have occurred and be continuing both before and immediately after giving effect to such restructuring, and (y) any other documentation or information, financial or otherwise, that the Administrative Agent reasonably requests, including, without limitation, calculations in reasonable detail supporting Borrower’s certification that such Permitted Restructured Foreign Subsidiary meets the definition of “Permitted Restructured Foreign Subsidiary”. In accordance and compliance with Section 9.11(b) (Collateral and Guaranty Matters), the Administrative Agent is authorized, without further action or consent of the Lenders or L/C Issuer, to release any Pledged Stock of any Foreign Subsidiary set forth on Schedule 7.04(a) or Schedule 7.04(b), together with each Subsidiary of such Foreign Subsidiary, and any Permitted Restructured Foreign Subsidiary in connection with any liquidation, wind up, dissolution, deregistration or similar action or restructuring permitted pursuant to this Section 7.04 (Fundamental Changes) upon the occurrence of such event or, to the extent reasonably necessary to facilitate the occurrence of such contemplated event, prior to such event, as well as in connection with any Permitted Intercompany Merger.”.

(qqqq) Section 7.05(j) (Dispositions) of the Credit Agreement is hereby amended by deleting the text “$300,000,000” each of the three times it appears in such Section and inserting the text “$500,000,000” in lieu thereof.

(rrrr) Section 7.11 (Burdensome Agreements) of the Credit Agreement is hereby amended by deleting the provision in its entirety and inserting the text “[Intentionally Deleted]” in lieu thereof.

(ssss) Section 7.15 (Capital Expenditures) of the Credit Agreement is hereby amended by inserting the following text in such Section after the semicolon (“;”) before the text “and provided, further,” in the final paragraph of such Section:

“provided, further, in the event of a Permitted Acquisition by the Borrower or its Subsidiaries from and after the Fourteenth Amendment Effective Date, the maximum amount for Capital Expenditures set forth above for any such fiscal year following the date of such Permitted Acquisition shall be increased by an amount equal to the product of (x) 125% and (y) the quotient obtained by dividing (i) the sum of the actual Capital Expenditures made by or in respect of the acquired entity (or in the case of an asset acquisition, made by the prior owner with respect to such assets) during each of the three (3) fiscal years (or if such acquired entity or prior owner, as the case may be, has been in existence for less than three years, such lesser period that such entity has been in existence) prior to the date of such Acquisition by (ii) three (3) (or if such acquired entity or prior owner, as the case may be, has been in existence for less than three years, such lesser period that such entity has been in existence).”.

(tttt) Section 7.19(b) (Subordinated Indebtedness) of the Credit Agreement is hereby amended by (i) inserting the text “mandatory” immediately before the text “redemption” in sub-clause (iv) of said Section, (ii) inserting the text “mandatory” immediately before the text “prepayment provisions” in sub-clause (iv) of said Section, and (iii) inserting “other than, in each instance of this clause (v), changes to the optional redemption or optional prepayment provisions of such Subordinated Indebtedness or Permitted Senior Notes” before the text “, in each of clauses (i) through (v)”.

(uuuu) Section 8.01(f) (Insolvency, Proceedings, Etc.) of the Credit Agreement is hereby amended by (i) inserting the text “, other than, with respect to dormant Foreign Subsidiaries, customary and usual arrangements that are voluntary and non-adversarial solely in conjunction with Permitted Intercompany Mergers and actions permitted to be taken pursuant to Section 7.04 hereof” after “any Debtor Relief Law” in the second line of said Section, and (ii) inserting the text “, other than, with respect to dormant Foreign Subsidiaries, customary and usual arrangements that are voluntary and non-adversarial utilized solely in conjunction with Permitted Intercompany Mergers and actions permitted to be taken pursuant to Section 7.04 hereof” after “all or any material part of its property” in said Section.

(vvvv) Section 9.08 (Agents in their Individual Capacity) of the Credit Agreement is hereby amended by inserting the following new clauses (d) and (e) at the end of said Section:

“(d) Barclays and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though Barclays were not the Administrative Agent, an L/C Issuer or a Foreign Currency Fronting Lender hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Barclays or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Barclays shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent, an L/C Issuer or a Foreign Currency Fronting Lender and the terms “Lender” and “Lenders” include Barclays in its individual capacity;

(e) DBNY and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though DBNY were not the Syndication Agent or an L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, DBNY or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Syndication Agent shall be under no obligation to provide such information to them. With respect to its Loans, DBNY shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Syndication Agent or an L/C Issuer, and the terms “Lender” and “Lenders” include DBNY in its individual capacity.”

(wwww) Section 10.01 (Amendments, Etc.) of the Credit Agreement is hereby amended by (i) deleting the text “Agents” in subclause (y) of said Section and inserting the text “Administrative Agent” in lieu thereof and (ii) deleting the text “Agents” in the second provided, further clause of said Section and inserting the text “Administrative Agent” in lieu thereof.

(xxxx) Section 10.02 (Notices; Etc.) of the Credit Agreement is hereby amended by deleting clause (d) of said Section and inserting the following new clause (d) in lieu thereof:

“(d) if to the Administrative Agent or the Swing Line Lender:

Barclays Bank PLC

1301 6th Avenue, 8th Floor

New York, New York 10019

Attention: Patrick Kerner

Facsimile no: (917) 522-0569

E-Mail Address: patrick.kerner@barcap.com

with a copy to the Syndication Agent in the case of notices delivered pursuant to Section 6.02 (Certificates; Other Information) or Section 6.03 (Notices) at its address set forth below; and

(e) if to the Syndication Agent:

Deutsche Bank AG New York Branch

60 Wall Street

New York, New York 10005

Attention: Scottye Lindsey

Facsimile no: 646-736-7095

E-Mail Address: scottye.d.lindsey@db.com.”

(yyyy) Section 10.07(c) (Assignments and Participations) of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing in the parenthetical in said Section and inserting a comma (“,”) in lieu thereof and (ii) inserting the text “, the 2010 Extended Revolving Credit Sub-Commitments and the 2010 Non-Extended Revolving Credit Sub-Commitments” immediately after the text “and the Non-Extended Revolving Credit Sub-Commitments” appearing in the parenthetical in said Section.

(zzzz) Exhibit C-2 (Form of Revolving Loan Note) to the Credit Agreement is hereby amended by restating the same in its entirety in the form of Exhibit C-2 (Form of Revolving Loan Note) attached hereto.

(aaaaa) Exhibit C-3 (Form of Swing Line Note) to the Credit Agreement is hereby amended by restating the same in its entirety in the form of Exhibit C-3 (Form of Swing Line Note) attached hereto.

(bbbbb) Exhibit E (Form of Assignment and Acceptance) to the Credit Agreement is hereby amended by restating the same in its entirety in the form of Exhibit E (Form of Assignment and Acceptance) attached hereto.

(ccccc) The Credit Agreement is hereby further amended by attaching new Exhibit M (Form of 2010 Extended Revolving Credit Sub-Commitment Agreement) in the form of Exhibit M (Form of 2010 Extended Revolving Credit Sub-Commitment Agreement) attached hereto.

(ddddd) The Credit Agreement is hereby further amended by attaching new Schedule 6.18 (Deposit Accounts) in the form of Schedule 6.18 (Deposit Accounts) attached hereto.

(eeeee) The Credit Agreement is hereby further amended by attaching new Schedule 7.04(a) (Dormant Foreign Subsidiaries) in the form of Schedule 7.04(a) (Dormant Foreign Subsidiaries) attached hereto.

(fffff) The Credit Agreement is hereby further amended by attaching new Schedule 7.04(b) (Restructured Foreign Subsidiaries) in the form of Schedule 7.04(b) (Restructured Foreign Subsidiaries) attached hereto.

Section 4. Certain Amendments to the Pledge and Security Agreement. As of the Effective Date, and subject to the satisfaction of the conditions set forth in Section 6 (Conditions to Effectiveness) hereof:

(a) The defined term “Deposit Account Control Agreement” appearing in Section 1.1 (Definitions) of the Pledge and Security Agreement is hereby amended by deleting the text “Agents” in each of the two places it appears and inserting the text “Administrative Agent” in lieu thereof.

(b) The defined term “Securities Account Control Agreement” appearing in Section 1.1 (Definitions) of the Pledge and Security Agreement is hereby amended by deleting the text “Agents” in each of the two places it appears and inserting the text “Administrative Agent” in lieu thereof.

(c) Section 1.2(h) (Certain Other Terms) of the Pledge and Security Agreement is hereby amended by inserting the text “ and including, on and after the Fourteenth Amendment Effective Date, Barclays as successor Administrative Agent to DBNY” after the word “LCPI” appearing in said Section.

(d) Section 2.3 (Cash Collateral Accounts) of the Pledge and Security Agreement is hereby amended by deleting the first sentence thereof in its entirety and inserting the following new sentence in lieu thereof:

“The Administrative Agent may establish a Deposit Account at Barclays, designated as “Barclays Bank PLC – Jarden Corporation Concentration Account.”.

(e) Section 4.6 (Delivery of Instruments and Chattel Paper) of the Pledge and Security Agreement is hereby amended by deleting the text “Deutsche Bank AG New York Branch as Administrative Agent” and inserting the text “Barclays Bank PLC, as Administrative Agent” in lieu thereof.

(f) Each Annex to the Pledge and Security Agreement is hereby amended by deleting each reference to “Deutsche Bank AG New York Branch” appearing therein and inserting the text “Barclays Bank PLC” (or, in the case of any signature blocks thereto, “BARCLAYS BANK PLC”) in lieu thereof.

Section 5. Acknowledgements with respect to Local Credit Facility Intercreditor Agreement. The Required Lenders acknowledge that, pursuant to the terms of the Local Credit Facility Intercreditor Agreement, the appointment of Barclays as Successor Agent shall also constitute the appointment of Barclays as Enforcement Agent (as defined in the Local Credit Facility Intercreditor Agreement) pursuant to Section 3.1(e) (Appointment and Authorizations) of the Local Credit Facility Intercreditor Agreement.

Section 6. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied (which, in the case of the conditions described in clause (a)(iii) below, may be satisfied concurrently with the Effective Date):

(a) Certain Documents. The Administrative Agent and the Successor Administrative Agent shall have received each of the following, dated as of the Effective Date (unless otherwise agreed to by the Administrative Agent and the Successor Administrative Agent), in form and substance satisfactory to the Administrative Agent and the Successor Agent:

(i) this Amendment, duly executed by the Borrower, the Administrative Agent, each 2010 Extending Term Lender, each 2010 Extending Revolving Lender and the Required Lenders;

(ii) the Consent, Agreement and Affirmation of Guaranty in the form attached hereto as Exhibit A (the “Guarantor Consent”), duly executed by each of the Guarantors;

(iii) (x) the DBNY Resignation and Assignment Agreement, in the form attached hereto as Exhibit B, duly executed by the Borrower, the Guarantors, the Existing Agent and the Successor Agent, dated as of the date hereof and (y) the “Effective Date” under, and as defined in, the DBNY Resignation and Assignment Agreement shall have occurred;

(iv) certified copies of resolutions of the Board of Directors or Sole Member, as applicable, of each Loan Party approving the execution, delivery and performance of this Amendment and the other Loan Documents delivered in connection herewith to which such Loan Party is a party;

(v) a favorable opinion of Kane Kessler, P.C., counsel to the Loan Parties, in form and substance reasonably satisfactory to the Successor Administrative Agent and addressing such matters relating to this Amendment as the Successor Administrative Agent may reasonably request;

(vi) a copy of the notice delivered by a Responsible Officer of the Borrower (or by an authorized attorney at Kane Kessler, P.C, counsel to the Borrower), to each Local Agent in respect of each outstanding Local Credit Facility pursuant to the requirements of Section 5.4(c)

(Matters Relating to Loan Documents) of the Local Credit Facility Intercreditor Agreement, pursuant to which the Borrower notifies each such Local Agent of the amendments contained herein, certified by a Responsible Officer of the Borrower as being a true, complete and correct copy of such notice and together with evidence reasonably satisfactory to the Administrative Agent and the Successor Agent that such notice shall have been delivered by the Borrower to such Local Agents at least three (3) Business Days prior to the Effective Date; and

(vii) such additional documentation as the Administrative Agent, the Successor Administrative Agent or the Required Lenders may reasonably require prior to the execution and delivery of this Amendment.

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Administrative Agent, the Successor Administrative Agent and the Required Lenders.

(c) Representations and Warranties; No Defaults. The Administrative Agent and the Successor Administrative Agent, for the benefit of the Agents, the Successor Agent and the Lenders, shall have received a certificate of a Responsible Officer of the Borrower certifying that both before and after giving effect to this Amendment:

(i) each of the representations and warranties set forth in Article V (Representations and Warranties) of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date;

(ii) no Default or Event of Default shall have occurred and be continuing, either on the date hereof or on the Effective Date

(iii) to Borrower’s knowledge, after conducting a commercially reasonable inquiry regarding the accuracy of Schedule 3, Schedule 3 to the DBNY Resignation and Assignment Agreement contains a complete list of all possessory Collateral delivered to the Existing Agent; and

(iv) Schedule 4 to the DBNY Resignation and Assignment Agreement contains a complete and accurate list of the jurisdiction of organization, legal name and chief executive office or sole place of business, in each case of as of the date hereof, of the Borrower and each Guarantor;

(d) Extension of Term Loans. Term Loan Lenders holding, in the aggregate, at least fifty percent (50%) of the outstanding principal amount of Term Loan B1, Term Loan B2 and Term Loan B3 shall have executed this Amendment as 2010 Extending Term Lenders, and an aggregate of no less than fifty percent (50%) of the outstanding principal amount of Term Loan B1, Term Loan B2 and Term Loan B3 shall have been converted into Loans under Term Loan B5.

(e) Consent Fee. The Successor Administrative Agent shall have received from the Borrower a consent fee payable in Dollars for the account of each Lender that has returned an executed signature page to this Amendment to the Successor Administrative Agent at or prior to 12:00 p.m., New York City time on August 20, 2010 (the “Consent Deadline” and each such Lender, a “Consenting Lender”) equal to 0.10% of the sum of (x) the aggregate principal amount of Term Loans, if any, held by such Consenting Lender as of the Consent Deadline with respect to which a consent was delivered and (y) the aggregate amount of the Revolving Credit Commitment, if any, of such Consenting Lender as of the Consent Deadline with respect to which a consent was delivered.

Section 7. Certain Covenants and Agreements.

(a) Further Assurances. The Borrower hereby covenants and agrees that after giving effect to this Amendment, the resignation of DBNY as Existing Agent and the appointment of Barclays as Successor Agent, the Borrower and its Subsidiaries shall take such other actions and deliver such documents, at their sole cost and expense, as reasonably requested by the Successor Agent in furtherance of the foregoing, and the Borrower shall otherwise comply in all respects with Section 6.20 (Further Assurances) of the Credit Agreement in accordance with the terms thereof.

(b) Default. Any breach by the Borrower of its obligations under this Section 7 shall constitute a Default under Section 8.01 (c) (Other Defaults) of the Credit Agreement and, if unremedied after the provision of notice and passage of time contemplated by such Section, an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

Section 8. Representations and Warranties. The Borrower, on behalf of itself and the other Loan Parties, hereby represents and warrants to the Agents, the Successor Agent and each Lender as follows:

(a) the execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all requisite corporate or other action on the part of such Loan Party and will not violate any of the certificates of incorporation or by-laws (or equivalent Constituent Documents) of such Loan Party; and

(b) this Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment, the Credit Agreement and the Pledge and Security Agreement as amended or otherwise modified hereby constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and other similar Laws relating to or affecting creditors’ rights generally and by the application of general equitable principles (whether considered in proceedings at Law or in equity).

Section 9. Reference to and Effect on the Loan Documents.

(a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to the “Credit Agreement”, the “Pledge and Security Agreement”, “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, the Pledge and Security Agreement, or such other Loan Document, as applicable, as amended by this Amendment.

(b) Except to the extent amended hereby, the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of any Agent, any Lender or any L/C Issuer under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as to any waiver expressly set forth in this Amendment.

(d) The Borrower hereby confirms that the security interests and Liens granted by the Borrower pursuant to the Loan Documents continue to secure the Obligations and that such security interests and Liens remain in full force and effect.

Section 10. Costs and Expenses. As provided in Section 10.04 (Attorney Costs, Expenses and Taxes) of the Credit Agreement, the Borrower agrees to reimburse the Agents and the Successor Agent for all reasonable fees, costs and out-of-pocket expenses due and payable by the Borrower pursuant to the Loan Documents, as well as such costs and expenses (including Attorney Costs) for advice, assistance, or other representation of the Successor Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, the DBNY Resignation and Assignment Agreement and all related documents.

Section 11. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Section 12. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 13. Severability. The fact that any term or provision of this Amendment (or of the Credit Agreement, and the Pledge and Security Agreement, to the extent modified pursuant to this Amendment) is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 14. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Receipt by the Administrative Agent or the Successor Administrative Agent of a facsimile, PDF or other electronic copy of an executed signature page hereof shall constitute receipt by the Administrative Agent or the Successor Administrative Agent, as the case may be, of an executed counterpart of this Amendment.

Section 15. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Fourteenth Amendment has been duly executed on the date set forth above.

JARDEN CORPORATION, as Borrower

By:	/s/ John E. Capps

Name:	John E. Capps
Title:	Senior Vice President and General Counsel

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DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Swing Line Lender, Foreign Currency Lender and a Lender under the Credit Agreement

By:	/s/ Scottye Lindsey

Name:	Scottye Lindsey
Title:	Director

By:	/s/ Erin Morrissey

Name:	Erin Morrissey
Title:	Vice President

CITICORP USA, INC., as Syndication Agent and a Lender under the Credit Agreement

By:	/s/ Allen Fisher

Name:	Allen Fisher
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent, a L/C Issuer and a Lender

By:	/s/ Michelle Cipriani

Name:	Michelle Cipriani
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Co-Documentation
Agent, a L/C Issuer and a Lender

By:	/s/ Chris D. Thornton

Name:	Chris D. Thornton
Title:	Senior Vice President

S-2

SOVEREIGN BANK, as Co-Documentation Agent, a L/C Issuer and
a Lender

By:	/s/ Carlos A. Calixto

Name:	Carlos A. Calixto
Title:	Vice President

SUNTRUST BANK, as Co-Documentation Agent and a Lender

By:	/s/ Matt Rowand

Name:	Matt Rowand
Title:	Vice President

WELLS FARGO BANK, N.A., as Co-Documentation Agent, a L/C Issuer and a Lender

By:	/s/ Donald Schwartz

Name:	Donald Schwartz
Title:	Managing Director

S-3